EXHIBIT 32.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S. C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Avenir Wellness Solutions, Inc., (the “Company”) on Form 10-Q for the period ended September 30, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), I, Nancy Duitch, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)	The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.

Date: November 19, 2024	By:	/s/ Nancy Duitch
Nancy Duitch
Chief Executive Officer (Principal Executive Officer)